SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PAS Core Income Fund of Funds

PAS Income Opportunities Fund of Funds

PAS International Fund of Funds

PAS International Fidelity Fund of Funds

PAS Small-Mid Cap Fund of Funds (formerly, PAS Small Cap Fund of Funds)

PAS U.S. Opportunity Fund of Funds

PAS U.S. Opportunity Fidelity Fund of Funds

Dear PAS Shareholder:

We are writing to inform you of proposed changes to funds held within your Portfolio Advisory Services (PAS) account.

Strategic Advisers, Inc. (Strategic), investment adviser to the PAS Funds of Funds and the PAS Program, is recommending that the existing PAS Funds of Funds be reorganized into new funds that will remain exclusive to clients in the PAS program. The proposed reorganizations will provide the ability for expanded investment capabilities in the funds and may create additional opportunities to provide you with strong long-term performance.

Why is Strategic recommending the change?

  Expanded Investment Capabilities. The new funds can invest in mutual funds managed by Fidelity or 3rd party investment advisors and exchange traded funds (ETFs), just as the current funds do, but they also will have the flexibility to hire institutionally-focused managers as sub-advisers, as appropriate. In some cases, the only way to gain access to these managers is through sub-advisory relationships because they do not currently manage publicly available mutual funds. Sub-advisory opportunities will differ across the funds, and we do not anticipate that Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund will hire sub-advisers in the foreseeable future.
  Potential for Improved Pricing. When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds or ETFs. As assets grow, Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized. Until such time as Strategic hires (or increases its allocation of assets to) sub-advisers, the new funds' total expenses will be approximately 0.02-0.08% higher than those of the existing PAS Funds of Funds. Your PAS Program advisory fee will not increase as a result of the reorganizations.
  Streamlined Communications. The reorganization is expected to result in fewer portfolio holdings and trades in your PAS account over time. This should decrease the amount of print and e-mail communications you receive. Planned changes in our communication strategy will also provide you with even more useful content when adjustments are made to your portfolio.

In order for these changes to take place, shareholders must approve the reorganizations. Following shareholder approval, we anticipate that you will see the new funds in your account in place of the existing PAS Funds of Funds.

What do I need to do?

As a shareholder of one or more of the PAS Funds of Funds, you have the opportunity to voice your opinion on these proposals. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement describes each of the proposed reorganizations in greater detail.

Please read the enclosed materials and cast your vote on the proxy card(s).You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (June 21, 2010).Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

If you have any questions before you vote, please contact your client management representative or team at 1-800-544-3455.We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ John F. Sweeney

John F. Sweeney
Executive Vice President
Planning and Advisory Services
Fidelity Investments
Fidelity Brokerage Services LLC

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What's changing?

1. I understand that Strategic Advisers wants to reorganize its PAS Funds of Funds into other funds. What can you tell me about it?

Yes. The funds' Board of Trustees has approved submitting a proposal to shareholders to reorganize the PAS Funds of Funds into new funds that have the ability to invest both directly in securities through sub-advisers and in other funds. The proposed reorganizations will provide the ability for expanded investment capabilities in the majority of the funds and may create additional opportunities to provide PAS clients with strong long-term performance.

More specifically, while the existing PAS Funds of Funds may invest solely in underlying mutual funds and, in some cases, ETFs, the new funds will also have the ability to employ sub-advisers to manage portions of each fund's assets.

The existing PAS Funds of Funds will reorganize into the new funds as shown below:

Existing PAS Fund of Funds	Proposed New Funds
PAS Core Income Fund of Funds	Strategic Advisers Core Income Fund
PAS Income Opportunities Fund of Funds	Strategic Advisers Income Opportunities Fund
PAS International Fund of Funds	Strategic Advisers International Fund
PAS International Fidelity Fund of Funds	Strategic Advisers International II Fund
PAS Small-Mid Cap Fund of Funds	Strategic Advisers Small-Mid Cap Fund
PAS U.S. Opportunity Fund of Funds	Strategic Advisers U.S. Opportunity Fund
PAS U.S. Opportunity Fidelity Fund of Funds	Strategic Advisers U.S. Opportunity II Fund

2. Why are you proposing this?

Strategic Advisers developed the PAS Funds of Funds to manage mutual fund exposure in PAS clients' accounts more efficiently and to enhance diversification in certain asset classes. The funds originally were designed to invest in underlying mutual funds. Converting the PAS Funds of Funds will allow the new funds to continue to invest in mutual funds and also allow the funds to hire sub-advisers to manage specific mandates. The new funds will have the same investment objectives as the existing PAS Funds of Funds, but they will have broader investment strategies that may allow them to utilize affiliated and unaffiliated sub-advisers. At this time, however, Strategic Advisers does not anticipate that Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund will hire sub-advisers in the foreseeable future.

3. What changes should I expect to see if shareholders approve the proposed reorganization?

All of the existing PAS Funds of Funds' fund symbols (e.g., FSCFX) will automatically carry over to the new funds that replace them; however, the names of the new funds will be different. The new funds will replace the existing PAS Funds of Funds positions within your account with nearly the same portfolio weights. We expect that transition to be completed by the end of September 2010.Over the next few years, Strategic Advisers expects to gradually increase the PAS model portfolios' exposure to the new funds as it transfers assets from other portfolio holdings into the new funds.

4. Who is the fund manager for the funds?

The new funds will be managed by the existing PAS Funds of Funds' portfolio managers.

5. When will the reorganizations be effective?Is that when I should expect to see the new funds appear in my PAS account?

If shareholders approve the reorganizations, we anticipate that by the end of September 2010 the reorganizations will be completed and shareholders will see these new funds in their accounts.

6. Has the funds' Board of Trustees approved the reorganizations?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How will fund expenses change?

1. Can you explain how expenses may be different in the new funds?

Since their launch, some of the PAS Funds of Funds' operating expenses (e.g., custody, legal and insurance) have been paid for by Strategic Advisers through an all-inclusive management fee structure. These expense structures were put in place when the funds were new and were not expected to comprise a large portion of PAS Program assets. Because the funds have been operating on average for more than two years and now have sizeable assets, Strategic Advisers believes it is now appropriate for the funds to pay these operating expenses, which mutual funds generally pay.

While the new funds will initially have higher expenses than the PAS Funds of Funds, it is important to note that each fund's projected total net expenses rank below the median total expenses of its respective proprietary competitive universe.

2. Can you be more specific about how large an increase in expenses shareholders should anticipate?

The PAS Funds of Funds' management fees are currently all-inclusive, meaning that any operating expenses directly incurred by the funds are paid for by Strategic Advisers out of its management fees. Unlike the existing funds, the new funds will pay for these expenses directly, as other typical mutual funds do. Initially, total expenses of the new funds are expected to be approximately 0.02-0.08% higher than the existing PAS Funds of Funds, depending on the fund.

3. How do you expect the fund expenses to change over time?

The future impact on net expenses will be based on factors such as:

  total assets invested in the funds,
  relative portion of assets invested in underlying funds compared to the portion managed by sub-advisers, negotiated fee rates of the sub-advisers,
  a fund's ability to achieve greater economies of scale over time through potential breakpoints in the sub-advisers' pricing.

When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds or ETFs. Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized as assets grow.

Although Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund will have the ability to hire sub-advisers following their reorganizations, Strategic Advisers does not currently plan to hire sub-advisers to manage assets of these funds. Accordingly, the funds' expenses will increase following the reorganizations and the funds are not expected to benefit from the potential expense decreases described above. However, we believe that reorganizing these funds will provide consistency among the PAS Program's dedicated funds and will allow for future flexibility to add sub-advisers.

What are the benefits?

1. How will these reorganizations benefit shareholders of the PAS Funds of Funds?

The new funds will have the ability to hire sub-advisers, including institutional investment managers, and will have access to investment styles that currently are not available to the PAS Funds of Funds through underlying mutual funds. Shareholders of the PAS Funds of Funds may benefit from the expanded investment capabilities and access to institutional investment managers, which may create additional opportunities to provide PAS clients with strong long-term performance.

2. Is the reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to the PAS Funds of Funds, corresponding new fund or the PAS Funds of Funds shareholders. Shareholders of the PAS Funds of Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the reorganizations, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the reorganization.

What do I need to do?

1. What am I being asked to vote on?

You are being asked to vote on a reorganization of your existing PAS Fund of Funds into new funds with the same investment objectives. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of, and the assumption of all the liabilities of, each PAS Fund of Fund in exchange solely for shares of beneficial interest of the applicable new fund.

2. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the website on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your client management representative or team at 1-800-544-3455.

3. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

COMBOPASN14-pxl-0610
1.914959.100

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PAS International Fidelity Fund of Funds

PAS U.S. Opportunity Fidelity Fund of Funds

Dear PAS Shareholder:

We are writing to inform you of proposed changes to funds held within your Portfolio Advisory Services (PAS) account.

Strategic Advisers, Inc. (Strategic), investment adviser to the PAS Funds of Funds and the PAS Program, is recommending that the existing PAS Funds of Funds be reorganized into new funds that will remain exclusive to clients in the PAS program. The proposed reorganizations will provide the ability for expanded investment capabilities in the majority of the funds and may create additional opportunities to provide you with strong long-term performance.

Why is Strategic recommending the change?

  Expanded Investment Capabilities. The new funds can invest in mutual funds managed by Fidelity, just as the current funds do, but they also will have the flexibility to hire institutionally-focused managers as sub-advisers, as appropriate. In some cases, the only way to gain access to these managers is through sub-advisory relationships because they do not currently manage publicly available mutual funds. Sub-advisory opportunities will differ across the funds, and we do not anticipate that Strategic Advisers U.S. Opportunity II Fund will hire sub-advisers in the foreseeable future.
  Potential for Improved Pricing. When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds. As assets grow, Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized. Until such time as Strategic hires (or increases its allocation of assets to) sub-advisers, the new funds' total expenses will be approximately 0.05-0.08% higher than those of the existing PAS Funds of Funds. Your PAS Program advisory fee will not increase as a result of the reorganizations.
  Streamlined Communications. The reorganization is expected to result in fewer portfolio holdings and trades in your PAS account over time. This should decrease the amount of print and e-mail communications you receive. Planned changes in our communication strategy will also provide you with even more useful content when adjustments are made to your portfolio.

In order for these changes to take place, shareholders must approve the reorganizations. Following shareholder approval, we anticipate that you will see the new funds in your account in place of the existing PAS Funds of Funds.

What do I need to do?

As a shareholder of one or more of the PAS Funds of Funds, you have the opportunity to voice your opinion on these proposals. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement describes each of the proposed reorganizations in greater detail.

Please read the enclosed materials and cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (June 21, 2010). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

If you have any questions before you vote, please contact your client management representative or team at 1-800-544-3455. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ John F. Sweeney

John F. Sweeney
Executive Vice President
Planning and Advisory Services
Fidelity Investments
Fidelity Brokerage Services LLC

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What's changing?

1. I understand that Strategic Advisers wants to reorganize its PAS Funds of Funds into other funds. What can you tell me about it?

Yes. The funds' Board of Trustees has approved submitting a proposal to shareholders to reorganize the PAS Funds of Funds into new funds that have the ability to invest both directly in securities through sub-advisers and in other funds. The proposed reorganizations will provide the ability for expanded investment capabilities in the majority of the funds and may create additional opportunities to provide PAS clients with strong long-term performance.

More specifically, while the existing PAS Funds of Funds may invest solely in underlying mutual funds, the new funds will also have the ability to employ sub-advisers to manage portions of each fund's assets.

The existing PAS Funds of Funds will reorganize into the new funds as shown below:

Existing PAS Fund of Funds	Proposed New Funds
PAS International Fidelity Fund of Funds	Strategic Advisers International II Fund
PAS U.S. Opportunity Fidelity Fund of Funds	Strategic Advisers U.S. Opportunity II Fund

2. Why are you proposing this?

Strategic Advisers developed the PAS Funds of Funds to manage mutual fund exposure in PAS clients' accounts more efficiently and to enhance diversification in certain asset classes. The funds originally were designed to invest in underlying mutual funds. Converting the PAS Funds of Funds will allow the new funds to continue to invest in mutual funds and also allow the funds to hire sub-advisers to manage specific mandates. The new funds will have the same investment objectives as the existing PAS Funds of Funds, but they will have broader investment strategies that may allow them to utilize affiliated sub-advisers. At this time, however, Strategic Advisers does not anticipate that Strategic Advisers U.S. Opportunity II Fund will hire sub-advisers in the foreseeable future.

3. What changes should I expect to see if shareholders approve the proposed reorganization?

All of the existing PAS Funds of Funds' fund symbols (e.g., FUSPX) will automatically carry over to the new funds that replace them; however, the names of the new funds will be different. The new funds will replace the existing PAS Funds of Funds positions within your account with nearly the same portfolio weights. We expect that transition to be completed by the end of September 2010. Over the next few years, Strategic Advisers expects to gradually increase the PAS model portfolios' exposure to the new funds as it transfers assets from other portfolio holdings into the new funds.

4. Who is the fund manager for the funds?

The new funds will be managed by the existing PAS Funds of Funds' portfolio managers.

5. When will the reorganizations be effective? Is that when I should expect to see the new funds appear in my PAS account?

If shareholders approve the reorganizations, we anticipate that by the end of September 2010 the reorganizations will be completed and shareholders will see these new funds in their accounts.

6. Has the funds' Board of Trustees approved the reorganizations?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How will fund expenses change?

1. Can you explain how expenses may be different in the new funds?

Since their launch, some of the PAS Funds of Funds' operating expenses (e.g., custody, legal and insurance) have been paid for by Strategic Advisers through an all-inclusive management fee structure. These expense structures were put in place when the funds were new and were not expected to comprise a large portion of PAS Program assets. Because the funds have been operating on average for more than two years and now have sizeable assets, Strategic Advisers believes it is now appropriate for the funds to pay these operating expenses, which mutual funds generally pay.

While the new funds will initially have higher expenses than the PAS Funds of Funds, it is important to note that each fund's projected total net expenses rank below the median total expenses of its respective proprietary competitive universe.

2. Can you be more specific about how large an increase in expenses shareholders should anticipate?

The PAS Funds of Funds' management fees are currently all-inclusive, meaning that any operating expenses directly incurred by the funds are paid for by Strategic Advisers out of its management fees. Unlike the existing funds, the new funds will pay for these expenses directly, as other typical mutual funds do. Initially, total expenses of the new funds are expected to be approximately 0.05-0.08% higher than the existing PAS Funds of Funds, depending on the fund.

3. How do you expect the fund expenses to change over time?

The future impact on net expenses will be based on factors such as:

  total assets invested in the funds,
  relative portion of assets invested in underlying funds compared to the portion managed by sub-advisers, negotiated fee rates of the sub-advisers,
  a fund's ability to achieve greater economies of scale over time through potential breakpoints in the sub-advisers' pricing.

When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds or ETFs. Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized as assets grow.

Although Strategic Advisers U.S. Opportunity II Fund will have the ability to hire sub-advisers following its reorganization, Strategic Advisers does not currently plan to hire sub-advisers to manage assets of this fund. Accordingly, the fund's expenses will increase following the reorganization and the fund is not expected to benefit from the potential expense decreases described above. However, we believe that reorganizing this fund will provide consistency among the PAS Program's dedicated funds and will allow for future flexibility to add sub-advisers.

What are the benefits?

1. How will these reorganizations benefit shareholders of the PAS Funds of Funds?

The new funds will have the ability to hire sub-advisers, including institutional investment managers, and will have access to investment styles that currently are not available to the PAS Funds of Funds through underlying mutual funds. Shareholders of the PAS Funds of Funds may benefit from the expanded investment capabilities and access to institutional investment managers, which may create additional opportunities to provide PAS clients with strong long-term performance.

2. Is the reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to the PAS Funds of Funds, corresponding new fund or the PAS Funds of Funds shareholders. Shareholders of the PAS Funds of Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the reorganizations, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the reorganization.

What do I need to do?

1. What am I being asked to vote on?

You are being asked to vote on a reorganization of your existing PAS Fund of Funds into new funds with the same investment objectives. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of, and the assumption of all the liabilities of, each PAS Fund of Fund in exchange solely for shares of beneficial interest of the applicable new fund.

2. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the website on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your client management representative or team at 1-800-544-3455.

3. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

PASN14-FF-0610
1.913180.100

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PAS Core Income Fund of Funds

PAS Income Opportunities Fund of Funds

PAS International Fund of Funds

PAS Small-Mid Cap Fund of Funds (formerly, PAS Small Cap Fund of Funds)

PAS U.S. Opportunity Fund of Funds

Dear PAS Shareholder:

We are writing to inform you of proposed changes to funds held within your Portfolio Advisory Services (PAS) account.

Strategic Advisers, Inc. (Strategic), investment adviser to the PAS Funds of Funds and the PAS Program, is recommending that the existing PAS Funds of Funds be reorganized into new funds that will remain exclusive to clients in the PAS program. The proposed reorganizations will provide the ability for expanded investment capabilities in the funds and may create additional opportunities to provide you with strong long-term performance.

Why is Strategic recommending the change?

  Expanded Investment Capabilities. The new funds can invest in mutual funds managed by Fidelity or 3rd party investment advisors and exchange traded funds (ETFs), just as the current funds do, but they also will have the flexibility to hire institutionally-focused managers as sub-advisers, as appropriate. In some cases, the only way to gain access to these managers is through sub-advisory relationships because they do not currently manage publicly available mutual funds. Sub-advisory opportunities will differ across the funds, and we do not anticipate that Strategic Advisers U.S. Opportunity Fund will hire sub-advisers in the foreseeable future.
  Potential for Improved Pricing. When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds or ETFs. As assets grow, Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized. Until such time as Strategic hires (or increases its allocation of assets to) sub-advisers, the new funds' total expenses will be approximately 0.02-0.05% higher than those of the existing PAS Funds of Funds. Your PAS Program advisory fee will not increase as a result of the reorganizations.
  Streamlined Communications. The reorganization is expected to result in fewer portfolio holdings and trades in your PAS account over time. This should decrease the amount of print and e-mail communications you receive. Planned changes in our communication strategy will also provide you with even more useful content when adjustments are made to your portfolio.

In order for these changes to take place, shareholders must approve the reorganizations. Following shareholder approval, we anticipate that you will see the new funds in your account in place of the existing PAS Funds of Funds.

What do I need to do?

As a shareholder of one or more of the PAS Funds of Funds, you have the opportunity to voice your opinion on these proposals. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement describes each of the proposed reorganizations in greater detail.

Please read the enclosed materials and cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (June 21, 2010). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Voting is quick and easy. Everything you need is enclosed.

If you have any questions before you vote, please contact your client management representative or team at 1-800-544-3455. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ John F. Sweeney

John F. Sweeney
Executive Vice President
Planning and Advisory Services
Fidelity Investments
Fidelity Brokerage Services LLC

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What's changing?

1. I understand that Strategic Advisers wants to reorganize its PAS Funds of Funds into other funds. What can you tell me about it?

Yes. The funds' Board of Trustees has approved submitting a proposal to shareholders to reorganize the PAS Funds of Funds into new funds that have the ability to invest both directly in securities through sub-advisers and in other funds. The proposed reorganizations will provide the ability for expanded investment capabilities in the majority of the funds and may create additional opportunities to provide PAS clients with strong long-term performance.

More specifically, while the existing PAS Funds of Funds may invest solely in underlying mutual funds and, in some cases, ETFs, the new funds will also have the ability to employ sub-advisers to manage portions of each fund's assets.

The existing PAS Funds of Funds will reorganize into the new funds as shown below:

Existing PAS Fund of Funds	Proposed New Funds
PAS Core Income Fund of Funds	Strategic Advisers Core Income Fund
PAS Income Opportunities Fund of Funds	Strategic Advisers Income Opportunities Fund
PAS International Fund of Funds	Strategic Advisers International Fund
PAS Small-Mid Cap Fund of Funds	Strategic Advisers Small-Mid Cap Fund
PAS U.S. Opportunity Fund of Funds	Strategic Advisers U.S. Opportunity Fund

2. Why are you proposing this?

Strategic Advisers developed the PAS Funds of Funds to manage mutual fund exposure in PAS clients' accounts more efficiently and to enhance diversification in certain asset classes. The funds originally were designed to invest in underlying mutual funds. Converting the PAS Funds of Funds will allow the new funds to continue to invest in mutual funds and also allow the funds to hire sub-advisers to manage specific mandates. The new funds will have the same investment objectives as the existing PAS Funds of Funds, but they will have broader investment strategies that may allow them to utilize affiliated and unaffiliated sub-advisers. At this time, however, Strategic Advisers does not anticipate that Strategic Advisers U.S. Opportunity Fund will hire sub-advisers in the foreseeable future.

3. What changes should I expect to see if shareholders approve the proposed reorganization?

All of the existing PAS Funds of Funds' fund symbols (e.g., FSCFX) will automatically carry over to the new funds that replace them; however, the names of the new funds will be different. The new funds will replace the existing PAS Funds of Funds positions within your account with nearly the same portfolio weights. We expect that transition to be completed by the end of September 2010. Over the next few years, Strategic Advisers expects to gradually increase the PAS model portfolios' exposure to the new funds as it transfers assets from other portfolio holdings into the new funds.

4. Who is the fund manager for the funds?

The new funds will be managed by the existing PAS Funds of Funds' portfolio managers.

5. When will the reorganizations be effective? Is that when I should expect to see the new funds appear in my PAS account?

If shareholders approve the reorganizations, we anticipate that by the end of September 2010 the reorganizations will be completed and shareholders will see these new funds in their accounts.

6. Has the funds' Board of Trustees approved the reorganizations?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How will fund expenses change?

1. Can you explain how expenses may be different in the new funds?

Since their launch, some of the PAS Funds of Funds' operating expenses (e.g., custody, legal and insurance) have been paid for by Strategic Advisers through an all-inclusive management fee structure. These expense structures were put in place when the funds were new and were not expected to comprise a large portion of PAS Program assets. Because the funds have been operating on average for more than two years and now have sizeable assets, Strategic Advisers believes it is now appropriate for the funds to pay these operating expenses, which mutual funds generally pay.

While the new funds will initially have higher expenses than the PAS Funds of Funds, it is important to note that each fund's projected total net expenses rank below the median total expenses of its respective proprietary competitive universe.

2. Can you be more specific about how large an increase in expenses shareholders should anticipate?

The PAS Funds of Funds' management fees are currently all-inclusive, meaning that any operating expenses directly incurred by the funds are paid for by Strategic Advisers out of its management fees. Unlike the existing funds, the new funds will pay for these expenses directly, as other typical mutual funds do. Initially, total expenses of the new funds are expected to be approximately 0.02-0.05% higher than the existing PAS Funds of Funds, depending on the fund.

3. How do you expect the fund expenses to change over time?

The future impact on net expenses will be based on factors such as:

  total assets invested in the funds,
  relative portion of assets invested in underlying funds compared to the portion managed by sub-advisers, negotiated fee rates of the sub-advisers,
  a fund's ability to achieve greater economies of scale over time through potential breakpoints in the sub-advisers' pricing.

When Strategic hires sub-advisers it is able to negotiate fee arrangements unlike when it purchases mutual funds or ETFs. Strategic ultimately expects this to result in lower overall expenses for the funds in which sub-advisers are utilized as assets grow.

Although Strategic Advisers U.S. Opportunity Fund will have the ability to hire sub-advisers following its reorganization, Strategic Advisers does not currently plan to hire sub-advisers to manage assets of this fund. Accordingly, the fund's expenses will increase following the reorganization and the fund is not expected to benefit from the potential expense decreases described above. However, we believe that reorganizing this fund will provide consistency among the PAS Program's dedicated funds and will allow for future flexibility to add sub-advisers.

What are the benefits?

3. How will these reorganizations benefit shareholders of the PAS Funds of Funds?

The new funds will have the ability to hire sub-advisers, including institutional investment managers, and will have access to investment styles that currently are not available to the PAS Funds of Funds through underlying mutual funds. Shareholders of the PAS Funds of Funds may benefit from the expanded investment capabilities and access to institutional investment managers, which may create additional opportunities to provide PAS clients with strong long-term performance.

4. Is the reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to the PAS Funds of Funds, corresponding new fund or the PAS Funds of Funds shareholders. Shareholders of the PAS Funds of Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the reorganizations, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the reorganization.

What do I need to do?

1. What am I being asked to vote on?

You are being asked to vote on a reorganization of your existing PAS Fund of Funds into new funds with the same investment objectives. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of, and the assumption of all the liabilities of, each PAS Fund of Fund in exchange solely for shares of beneficial interest of the applicable new fund.

2. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the website on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your client management representative or team at 1-800-544-3455.

3. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

PASN14-pxl-0610
1.913181.100

Form of Proxy Card: PAS Core Income Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS Core Income Fund of Funds (PAS Core Income) to Strategic Advisers Core Income Fund (Strategic Advisers Core Income) in exchange solely for shares of beneficial interest of Strategic Advisers Core Income and the assumption by Strategic Advisers Core Income of PAS Core Income's liabilities, in complete liquidation of PAS Core Income.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-1-PXC-0610-1.02

Form of Proxy Card: PAS Income Opportunities Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS Income Opportunities Fund of Funds (PAS Income Opportunities) to Strategic Advisers Income Opportunities Fund (Strategic Advisers Income Opportunities) in exchange solely for shares of beneficial interest of Strategic Advisers Income Opportunities and the assumption by Strategic Advisers Income Opportunities of PAS Income Opportunities' liabilities, in complete liquidation of PAS Income Opportunities.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-2-PXC-0610-1.02

Form of Proxy Card: PAS International Fidelity Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
3.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS International Fidelity Fund of Funds (PAS International Fidelity) to Strategic Advisers International II Fund (Strategic Advisers International II) in exchange solely for shares of beneficial interest of Strategic Advisers International II and the assumption by Strategic Advisers International II of PAS International Fidelity's liabilities, in complete liquidation of PAS International Fidelity.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-3-PXC-0610-1.02

Form of Proxy Card: PAS International Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
4.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS International Fund of Funds (PAS International) to Strategic Advisers International Fund (Strategic Advisers International) in exchange solely for shares of beneficial interest of Strategic Advisers International and the assumption by Strategic Advisers International of PAS International's liabilities, in complete liquidation of PAS International.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-4-PXC-0610-1.02

Form of Proxy Card: PAS Small-Mid Cap Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
5.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS Small-Mid Cap Fund of Funds (PAS Small-Mid Cap) to Strategic Advisers Small-Mid Cap Fund (Strategic Advisers Small-Mid Cap) in exchange solely for shares of beneficial interest of Strategic Advisers Small-Mid Cap and the assumption by Strategic Advisers Small-Mid Cap of PAS Small-Mid Cap's liabilities, in complete liquidation of PAS Small-Mid Cap.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-5-PXC-0610-1.02

Form of Proxy Card: PAS U.S. Opportunity Fidelity Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
6.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS U.S. Opportunity Fidelity Fund of Funds (PAS U.S. Opportunity Fidelity) to Strategic Advisers U.S. Opportunity II Fund (Strategic Advisers U.S. Opportunity II) in exchange solely for shares of beneficial interest of Strategic Advisers U.S. Opportunity II and the assumption by Strategic Advisers U.S. Opportunity II of PAS U.S. Opportunity Fidelity's liabilities, in complete liquidation of PAS U.S. Opportunity Fidelity.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-6-PXC-0610-1.02

Form of Proxy Card: PAS U.S. Opportunity Fund of Funds

Fidelity® Portfolio Advisory Services (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich, Margaret A. Carey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 9, 2010 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	FIDELITY RUTLAND SQUARE TRUST-PXC-1.01

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
7.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of PAS U.S. Opportunity Fund of Funds (PAS U.S. Opportunity) to Strategic Advisers U.S. Opportunity Fund (Strategic Advisers U.S. Opportunity) in exchange solely for shares of beneficial interest of Strategic Advisers U.S. Opportunity and the assumption by Strategic Advisers U.S. Opportunity of PAS U.S. Opportunity's liabilities, in complete liquidation of PAS U.S. Opportunity.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
PAS-N14-7-PXC-0610-1.02

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of D.F. King email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

[TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]]

[CONTROL NUMBER: XXXXX] (use this number to cast your vote)

To vote through the Internet, visit http://www.2voteproxy.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-800-597-7836 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING
FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING
FIDELITY INVESTMENTS

Closing B	Your vote(s) [has/have] been cast as follows: (Vote for each proposal is given). If this is correct, Press 1. If incorrect, Press 0.

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version

[ Upon login to www.2voteproxy.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click [ENROLL]

Input E

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

2voteproxy.com is a service of:
The Colbent Corporation

Full service proxy specialists

This site is best viewed using

Internet Explorer Versions 6.0 or higher

using a display resolution of 800 X 600 or higher.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to 2voteproxy Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to 2voteproxy Confirmation Screen (Screen 3)]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: An email with confirmation of this vote will be sent to: [email address]

Text 6 - (centered)

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

2voteproxy Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name] as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return [When shareholder clicks he/she is returned to Screen 3]

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[If shareholder selects vote another proxy he/she will return to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Proxy Voting Service]

[If shareholder selects exit internet proxy voting service he/she will return to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

2voteproxy Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]
---------------------------------------------------------------------------------
Thank you for voting.